Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20140284469-60
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            04/18/2014 10:34 AM
Website: www.nvsos.gov                                    Entity Number
                                                          E0206992014-5

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               TAPIOCA CORP.

2. Registered Agent           [X] Commercial Registered Agent    Business Filings Incorporated
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Authorized Stock:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75000000        Par value: $0.0010      without par value: 0
   authorized
   to issue)


4. Names & Addresses,         1. SLAV SERGHEI-SEE ATTACHED
   of Board of                   Name
   Directors/Trustees:           LASI, VASILE LUPU NR. 83, BL. D1, SC. B   BUCHAREST, ROM        RO      013681
   (attach additional page       Street Address                             City                State   Zip Code
   if there is more than 3
   directors/trustees
                              2.
                                 Name

                                 Street Address                             City                State   Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          ANY LEGAL PURPOSE

6. Names, Address             SLAV SERGHEI-SEE ATTACHED                              X SLAV SERGHEI
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    LASI, VASILE LUPU NR. 83, BL. D1, SC. B   BUCHAREST, ROM           RO       013681
   if there is more than 1    Address                                       City                State    Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ BUSINESS FILINGS INCORPORATED                                4/18/2014
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.